As Filed With The Securities And Exchange Commission on April 15, 1999.

                                   File Nos. 2-52552 and 811-2539

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           (X)

Pre-Effective Amendment No.                                       ( )

Post-Effective Amendment No.  35                                  (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)

Amendment No.   24                                                (X)


                 FUND FOR GOVERNMENT INVESTORS
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)


Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

_____  immediately upon filing pursuant to paragraph (b) of rule 485.
__X__  on May 1, 1999 pursuant to paragraph (b) (1) (v) of rule 485.
_____  60 days after filing pursuant to paragraph (a) (1) of rule 485.
_____  on (date) pursuant to paragraph (a) (1) of rule 485.
_____  75 days after filing pursuant to paragraph (a) (2) of rule 485.
_____  on (date) pursuant to paragraph (a) (2) of rule 485.

                     FUND FOR GOVERNMENT INVESTORS

                  REGISTRATION STATEMENT ON FORM N-1A

                         CROSS REFERENCE SHEET

Form N-1A                               Location in
Item No.                                Registration Statement

          Part A. Information Required in Prospectus

1.   Front and Back Cover Pages         Front Cover Page of Prospectus;
                                        Back Cover Page of Prospectus

2.   Risk/Return Summary                Risk and Return Summary

3.   Risk/Return Summary:  Fee Table    Risk/Return Bar Chart and Table;
                                        Performance Table; Fees and
                                        Expenses

4.   Investment Objectives, Principal   Investment Objectives, Principal
     Investment Strategies, and         Investment Strategies, and
     Related Risks                      Related Risks

5.   Management's Discussion of Fund    Management Discussion of Fund
     Performance                        Performance: Performance
                                        Comparison

6.   Management, Organization, and      Management, Organization, and
     Capital Structure                  Capital Structure:  Investment
                                        Adviser; Year 2000 Preparations

7.   Shareholder Information            Shareholder Information:  How to
                                        Invest in the Fund; How to Redeem
                                        Your Investment; Additional
                                        Information About the Fund:
                                        Exchanging Fund Shares; Pricing
                                        of Fund Shares; Dividends and
                                        Distributions; Tax Consequences
                                        of Investing in the Fund

8.   Distribution Arrangements          Not Applicable

9.   Financial Highlights Information   Financial Highlights


               Part B: Information Required In
               Statement of Additional Information

10.  Cover Page and Table of Contents   Cover Page and Table of Contents

11.  Fund History                       Not Applicable

12.  Description of the Fund and Its    Fund Description, Investments,
     Investments and Risks              and Risks; Investment Limitations

13.  Management of the Fund             Management of the Fund

14.  Control Persons and Principal      Control Persons and Principal
     Holders of Securities              Holders of Securities

15.  Investment Advisory and Other      Investment Advisory and Other
     Services                           Services:  Investment Adviser;
                                        Custodian and Independent Public
                                        Accountant

16.  Brokerage Allocation and Other     Brokerage Allocation and Other
     Practices                          Practices

17.  Capital Stock and Other            Not Applicable
     Securities

Form N-1A                               Location in
Item No.                                Registration Statement


18.  Purchase, Redemption and           Purchase and Redemption of Shares
     Pricing of Shares

19.  Taxation of the Fund               Taxation of the Fund

20.  Underwriters                       Not Applicable

21.  Calculation of Performance Data    Calculation of Performance Data:
                                        Average Annual Total Return
                                        Quotation; Computation of Yield

22.  Financial Statements               Financial Statements


                  Part C: Other Information

23.  Exhibits                           Exhibits

24.  Persons Controlled by or Under     Persons Controlled by or Under
     Common Control with the Fund       Common Control with the Fund

25.  Indemnification                    Indemnification

26.  Business and Other Connections     Business and Other Connections of
     of Investment Adviser              Investment Adviser

27.  Principal Underwriters             Not Applicable

28.  Location of Accounts and Records   Location of Accounts and Records

29.  Management Services                Not Applicable

32.  Undertakings                       Not Applicable

     Signatures                         Signatures

                                PART A

                     FUND for GOVERNMENT INVESTORS
                          A Money Market Fund


                              Prospectus
                              May 1, 1999


Fund for Government Investors (the "Fund") is a money market fund that invests in short-term U.S. Government securities. The Fund seeks current income consistent with liquidity and preservation of capital.

This Prospectus contains important information about the Fund and should be read before investing. Please keep the Prospectus on file for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is truthful or complete. To state otherwise is a crime.

                           TABLE of CONTENTS

                                                          Page

     Risk and Return Summary:
     Investments, Risks, and Performance
        Risk/Return Bar Chart and Table
        Performance Table

     Fees and Expenses

     Investment Objectives, Principal Investment
     Strategies, and Related Risks

     Shareholder Information
        How to Invest in the Fund
        How to Redeem Your Investment

     Additional Information About the Fund
        Exchanging Fund Shares
        Pricing of Fund Shares
        Dividends and Distributions
        Tax Consequences of Investing in the Fund

     Management, Organization, and Capital Structure
        Investment Adviser
        Year 2000 Preparations

     Financial Highlights

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance


Fund Investment Objective
Fund for Government Investors seeks current income consistent with liquidity and preservation of capital.

Principal Fund Investment Strategy
In attempting to achieve this objective, the Fund invests in short-term United States Government securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year.

Principal Risks of Investing in the Fund
The Fund's income, which is paid monthly, fluctuates daily as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

Risk/Return Bar Chart and Table
The chart and table below shows the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on February 14, 1975, and has a fiscal year-end of December 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

                       [DELETED BAR CHART]

                       ANNUAL TOTAL RETURN CHART


8.5%    7.4%    5.4%    3.0%    2.4%    3.4%    5.0%    4.5%    4.5%    4.3%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


Best Quarter:  2.61%  3rd Qtr of 1984    Worst Quarter:  0.56%  2nd Qtr of 1993

    The Fund's year-to-date total return as of March 31, 1999 was 0.92%.

                           Performance Table
                     Average Annual Total Returns
                 (for Periods Ended December 31, 1998)



               One Year                        4.34%
               Five Years                      4.35%
               Ten Years                       4.82%


                                Yields
                       (as of December 31, 1998)

               7-Day                           3.61%
               7-Day Effective                 3.68%

       For current yield information please call 1-800-622-1386.


                           FEES and EXPENSES

This tables describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The following expenses are deducted from Fund assets.

      Annual Fund Operating Expenses

      Management Fees                              0.50%
      Other Expenses                               0.25%
                                                   ------
         Total Annual Fund Operating Expenses      0.75%
                                                   ======

If your monthly account balance averages less than $500 you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 year    3 years     5 years     10 years
             $  77      $ 240       $ 417        $ 930

                   INVESTMENT OBJECTIVES, PRINCIPAL
               INVESTMENT STRATEGIES, and RELATED RISKS


Fund Investment Objective
Fund for Government Investors seeks current income consistent with liquidity and preservation of capital.

Principal Investment Strategies
In attempting to achieve its objective, the Fund will invest at least 95% of its total assets in United States Treasury bills, notes and bonds and in other U.S. Government securities with maturities of one year or less.

In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund will invest only in short-term securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises. The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities (although the Fund did not invest in repurchase agreements during the year and has no intentions of doing so). The Fund may also lend portfolio securities for the purpose of earning additional income.

Risks of Investing in the Fund
The Fund's income, which is paid monthly, fluctuates daily as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates. The U.S. Government does not guarantee the market value or the current yield of government securities.


                        SHAREHOLDER INFORMATION

  Facts To Know Before You Invest:

- The minimum initial investment is $2,500
- Retirement accounts may be opened with a $500 minimum investment
- There are no minimum amounts for subsequent investments
- There are no sales charges
- The Fund reserves the right to reject any purchase order
- All shares are electronically recorded; the Fund will not issue certificates
- A $10 fee may be charged for items returned for insufficient or uncollectible funds
- The Government securities market, in which the Fund buys and sells its securities, usually requires immediate settlement in Federal funds for all transactions. Payments received by bank wire can be converted immediately into Federal funds and will begin earning dividends the same day provided the order was received prior to 12 Noon, Eastern time. Payment for the purchase of Fund shares not received in the form of Federal funds (i.e., by check) will normally begin earning dividends within two business days.


How to Invest In The Fund

  Purchasing Shares:

  By Mail
  Complete an application and make a check payable to "Fund for Government Investors." Send your completed and signed application and check drawn on a U.S. bank to:

  Fund for Government Investors
  4922 Fairmont Avenue
  Bethesda, Maryland  208l4

  By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 12:00 Noon, Eastern time to:

  Rushmore Trust and Savings, FSB
  Bethesda, Maryland
  Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 12:00 Noon Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 12:00 Noon Eastern time.

  Through Brokers
  You may invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. Please note that such third parties may charge a fee for their services.


How To Redeem Your Investment

  Redeeming Shares:

  By Telephone
  Contact Shareholder Services at
  1-800-622-1386
  between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  By Mail or Fax
  Mail your instructions for            Fax your instructions for
  redemption to:                        redemption to:
  Rushmore Trust and Savings, FSB       (301) 657-1520
  4922 Fairmont Avenue                  Attn:  Shareholder Services
  Bethesda, MD  20814
  Attn:  Shareholder Services

  Include the following information in your redemption request:
  - the name of the Fund and account number you are redeeming from;
  - your name(s) and address as it appears on your account;
  - the dollar amount or number of shares you wish to redeem;
  - your signature(s) as it appears on your account; and
  - a daytime telephone number.

  Additional Information You Should Know When You Redeem:

  - There are no fees charged for redemptions.

  - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  - If your monthly account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  - The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.


                 ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares
You may exchange shares of the Fund, without cost, for shares of any of the following Rushmore Funds: American Gas Index Fund, U.S. Government Bond Portfolio, Maryland Tax-Free Portfolio, Virginia Tax-Free Portfolio, or the Tax-Free Money Market Portfolio. You may also exchange shares of the Fund for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Pricing of Fund Shares
The price of a fund's shares on any given day is its net asset value per share. This figure is computed by dividing the total amortized value (which approximates market value) of the Fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of the Fund is determined as of 12:00 Noon Eastern time on days when the New York Stock Exchange and the custodian bank are open for business.

The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Trustees. In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant Fund net asset value per share of $1.00. Since the Fund commenced operations in 1975, it has had a constant net asset value of $1.00; however, there is no assurance the $1.00 net asset value will be maintained.

Dividends and Distributions
Dividends of the Fund are declared each day the Fund is open for business and paid monthly. Dividends of the Fund will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive the dividends in cash. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Account statements showing dividends paid will be mailed to shareholders monthly.

Net income of the Fund shall consist of all interest income accrued and discount earned, plus or minus any realized gains or losses, less estimated expenses of the Fund. The Fund does not expect to realize any long-term capital gains.

   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment (normally $1.00). In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

Tax Consequences of Investing
   Taxability of Distributions
   As long as the Fund meets the requirements for being tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. As a result, dividends and any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

   Taxability of Transactions
   Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
   Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser
Money Management Associates ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund's inception on February 14, 1975. Established in 1974, the Adviser manages six no-load mutual funds (including the Fund) with total assets under management of approximately $900 million.

Subject to the general supervision of the Board of Trustees of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. Under an agreement with the Adviser, the Fund pays a fee at an annual rate based on the size of the Fund's net assets as follows:

    0.50% of the first $500 million;
    0.45% of the next $250 million;
    0.40% of the next $250 million; and
    0.35% of the net assets over $1 billion.

For the year ended December 31, 1998, the Fund paid the Adviser investment advisory fees of 0.49% (49/100 of 1%) of the average daily net assets of the Fund.

Year 2000 Preparations
The day-to-day operations of the Fund are dependent upon the Fund's service providers, principally the Adviser, Rushmore Trust and Savings, FSB and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Fund, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that they will be prepared for the year 2000. The Fund and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Fund and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Fund. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Fund at current levels.

                         FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                               For The Years Ended December 31,

                                                      1998        1997       1996       1995       1994
   Per Share Operating Performance:
         Net Asset Value - Beginning of Year      $   1.00    $   1.00   $   1.00   $  1.00   $   1.00
                                                  ---------   ---------  ---------  --------  ---------
         Income from Investment Operations:
           Net Investment Income                      0.04        0.04       0.04       0.05       0.03
                                                  ---------   ---------  ---------  --------  ---------
             Total from Investment Operations         0.04        0.04       0.04       0.05       0.03
                                                  ---------   ---------  ---------  --------  ---------
         Distributions to Shareholders:
           From Net Investment Income                (0.04)      (0.04)     (0.04)     (0.05)     (0.03)
                                                  ---------   ---------  ---------  --------  ---------
             Total Distributions to Shareholders     (0.04)      (0.04)     (0.04)     (0.05)     (0.03)
                                                  ---------   ---------  ---------  --------  ---------
         Net Increase in Net Asset Value              0.00        0.00       0.00       0.00       0.00
                                                  ---------   ---------  ---------  --------  ---------
         Net Asset Value - End of Year            $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                                  =========   =========  =========  =========  =========
   Total Investment Return                            4.34%       4.49%      4.50%      5.04%      3.38%
   Ratios to Average Net Assets:
     Expenses                                         0.74%       0.74%      0.74%      0.74%      0.75%
     Net Investment Income                            4.26%       4.40%      4.41%      4.93%      3.31%
   Supplementary Data:
     Number of Shares Outstanding at
         End of Year with a Net Asset
         Value of $1 (in thousands)                571,742     572,313    535,325    577,194    524,154


In addition to this prospectus, the following information is available to assist you in making an investment decision:

   Information Available Upon         Description
   Request

   Statement of Additional            A document that includes
   Information                        additional information about the
                                      Fund.

   Annual and Semiannual Reports      Reports that contain information
                                      about the Fund's investments.  The
                                      reports also discuss the market
                                      conditions and investment
                                      strategies that significantly
                                      affected the Fund's performance
                                      during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Fund directly by telephone at 1-800-343-3355, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

Fund for Government Investors Investment Company Act File No. 811-2539

                                PART B

                     FUND for GOVERNMENT INVESTORS
            4922 Fairmont Avenue, Bethesda, Maryland  20814
                            (800) 343-3355
                            (301) 657-1500




                  Statement of Additional Information
                              May 1, 1999


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus, dated May 1,
1999.   A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended December 31, 1998, are included in the Fund's 1998 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 1998 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

                           Table of Contents






                                        Page in Statement
                                          of Additional       Page in
                                           Information      Prospectus
  Fund Description, Investments, and
  Risks

  Investment Limitations

  Management of the Fund

  Control Persons and Principal
  Holders of Securities

  Investment Advisory and Other
  Services

  Brokerage Allocation and Portfolio
  Transactions

  Taxation of the Fund

  Calculation of Performance Data

  Financial Statements

                FUND DESCRIPTION, INVESTMENTS and RISKS

Description

Fund for Government Investors (the "Fund") is an open-end, diversified management investment company originally incorporated in the State of Maryland on October 29, 1974 and reorganized under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust dated January 25, 1996.


Investments

U.S. Government Securities
The term "government securities" is defined broadly in the rules that regulate money market funds. There are, in fact, three major classifications, each of which the Fund may invest in:

  U.S. Treasury Securities
  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

  Government Agency Securities
  Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often guaranteed by the sponsoring agency with the implied backing of Congress. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

  Government-Sponsored Enterprises
  Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not back government-sponsored enterprise securities. However, the fact that the government sponsored the enterprise creates the assumption that the federal government would not let the entity go into default. The Student Loan Marketing Association, the Federal National Mortgage Association, and Federal Home Loan Banks are examples of government-sponsored enterprise securities.

  Risks Associated with Investing in U.S. Government Securities
  The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is no credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little, if any, credit risk. However, another type of risk that may effect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.


Repurchase Agreements
  Although the Fund did not invest in repurchase agreements during the year and has no intentions to do so, it is important to describe a repurchase agreement, the reasons why a fund would use repurchase agreements, and the risks involved.

  What is a Repurchase Agreement?
  A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next
  business day).   Essentially, a repurchase agreement may be
  considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

  Why Would The Fund Use Repurchase Agreements?
  The Fund may invest in repurchase agreements with financial institutions to generate income from the Fund's excess cash
  balances.   It is the current policy of the Fund to invest in
  repurchase agreements that mature within seven days. If the Fund chooses to invest in repurchase agreements, the agreements will normally mature within 7 days. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the investment adviser, liquidity or other considerations so warrant.

  Risks of Repurchase Agreements
  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.



                        INVESTMENT LIMITATIONS

The following paragraphs detail the Fund's investment limitations. These limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

   As stated in the Fund's Prospectus, the Fund may invest only in U.S. Government Securities and in repurchase agreements secured by such securities (although the Fund did not invest in repurchase agreements during the year and has no intentions of doing so). The Fund may not invest in any other securities.

   The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value before such borrowing. The Fund may borrow only to accommodate requests for redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities. The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding. Additionally, the Fund may not issue senior securities, sell securities short, write options, underwrite securities of other issuers, purchase or sell real estate, commodities or commodity contracts, or loan money to others (except securities under repurchase agreements). The Fund may not purchase or sell real estate; however, the Fund may invest in mortgage-backed securities issued by federal agencies and government-sponsored enterprises.


                        MANAGEMENT OF THE FUND

A Board of Trustees governs the Fund. The Trustees are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Trustees approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.



Name, Age, Address                 Position Held                Principal Occupation(s)
                                   With Fund                     During Past 5 Years

Daniel L. O'Connor*, 57            Chairman,        General Partner of Money Management Associates,
100 Lakeshore Drive                President,       registered investment adviser of the Rushmore
Suite 1555                         Treasurer,       Funds, since 1974.  Director, Rushmore Trust
North Palm Beach, FL 33408         and              and Savings, FSB, the Trust's transfer agent
                                   Trustee          and custodian.  Director of four Rushmore Fund
                                                    Boards.  Director of the Cappiello-Rushmore
                                                    Trust.

Richard J. Garvey*, 65             Trustee          Limited Partner of Money Management Associates
730 Southwest 67th Place                            and Vice President of Rushmore Services, Inc.
Portland, OR  97225                                 until 1998.  Director of four Rushmore Fund
                                                    Boards.

Bruce C. Ellis,** 53               Trustee          A private investor in start-up companies.  Vice
7108 Heathwood Court                                President, LottoPhone, Inc., a telephone state
Bethesda, MD  20817                                 lottery service, September 1991-1995.
                                                    Director, The Torray Fund, since 1994;
                                                    Director, the Sheppard Fund, Since 1994.
                                                    Director on three Rushmore Fund Boards and the
                                                    Cappiello-Rushmore Trust.

Jeffrey R. Ellis,** 53             Trustee          Executive Vice President, Buddy Systems, Inc.,
513 Kerry Lane                                      a manufacturing-marketing company in Virginia
Virginia Beach, VA  23451                           Beach, Virginia since January 1996.  Vice
                                                    President, LottoPhone, Inc., a telephone state
                                                    lottery service, September 1993-1995.  Director
                                                    on three Rushmore Fund Boards and the Cappiello-
                                                    Rushmore Trust.

Michael D. Lange,* 55              Trustee          Vice President, Capital Hill Management
407 River Bend Road                                 Corporation since 1967.  Owner of Michael D.
Great Falls, VA  22066                              Lange, Ltd., a builder and developer since
                                                    1980.  Partner of Greatful Falls, a building
                                                    developer since 1994. Director, Rushmore Trust
                                                    and Savings, FSB, the Trust's transfer agent
                                                    and custodian.  Director of three Rushmore Fund
                                                    Boards.

Patrick F. Noonan, 55              Trustee          Chairman and Chief Executive Officer of the
11901 Glen Mill Drive                               Conservation Fund since 1986.  Vice Chairman,
Potomac, MD  20854                                  American Farmland Trust and Trustee, American
                                                    Conservation Association since 1985.
                                                    President, Conservation Resources, Inc. since
                                                    1981.  Director of four Rushmore Fund Boards.

Leo Seybold, 83                    Trustee          Retired 1988.  Director of three Rushmore Fund
5804 Rockmere Drive                                 Boards.
Bethesda, MD  20816

Martin M. O'Connor*, 53            Vice President   Employee of Rushmore Services, Inc., a
4922 Fairmont Avenue                                subsidiary of the Adviser, since 1995.  A
Bethesda, MD  20814                                 limited partner of the Adviser since 1979.

John R. Cralle*, 58                Vice President   Employee of Rushmore Services, Inc., a
4922 Fairmont Avenue                                subsidiary of the Adviser, since 1995.   A
Bethesda, MD  20814                                 limited partner of the Adviser since 1979.

Timothy N. Coakley, CPA*, 31       Vice President   Chief Financial Officer and Treasurer, Rushmore
4922 Fairmont Avenue                                Trust and Savings, FSB, since 1995. Vice
Bethesda, MD  20814                                 President of four Rushmore Funds and the
                                                    Cappiello-Rushmore Trust (collectively, the
                                                    "Funds").  Controller of the Funds, 1995-1997.
                                                    Formerly Audit Manager, Deloitte & Touche LLP
                                                    until 1994.




Name, Age, Address                 Position Held                Principal Occupation(s)
                                   With Fund                     During Past 5 Years


Edward J. Karpowicz, CPA*, 35      Controller       Vice President of Rushmore Trust and Savings,
4922 Fairmont Avenue                                FSB, since 1997.  Controller of the Funds.
Bethesda, MD  20814                                 Treasurer, Bankers Finance Investment
                                                    Management Corp., August 1993 to June 1997.
                                                    Senior Accountant, Ernst & Young, September
                                                    1989 to February 1993.

Stephenie E. Adams*, 29            Secretary        Secretary of three Rushmore Funds and the
4922 Fairmont Avenue                                Cappiello-Rushmore Trust.  Assistant Secretary
Bethesda, MD  20814                                 of one Rushmore Fund.  Manager, Fund
                                                    Administration and Marketing, Rushmore
                                                    Services, Inc., from July 1994 to Present.
                                                    Regional Sales Coordinator, Media General
                                                    Cable, from June 1993 to June 1994.


* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser, or an affiliated company of the Fund.

   Daniel L. O'Connor and Martin M. O'Connor are brothers.

** Bruce C. Ellis and Jeffrey R. Ellis are brothers.

The aggregate compensation paid to the Trustees serving during the fiscal year ended December 31, 1998, is set forth in the table below:


                                                                                    Total Compensation
                                                  Pension or     Estimated          Paid to Trustees
                                  Aggregate       Retirement     Annual             for Services to
Name of Person                    Compensation    Benefits       Benefits Upon      the Fund and Fund
and Position                      Paid            Accrued        Retirement         Complex

Daniel L. O'Connor,*
Chairman, President, Treasurer    $0                 $0             $0                    $0
and Trustee

Richard J. Garvey,*
Trustee                           $0                 $0             $0                    $0

Bruce C. Ellis,
Trustee                           $3,000             $0             $0                  $9,000

Jeffrey R. Ellis,
Trustee                           $3,000             $0             $0                  $9,000

Michael D. Lange,*
Trustee                           $3,000             $0             $0                  $9,000

Patrick F. Noonan,
Trustee                           $3,000             $0             $0                  $10,000

Leo Seybold,
Trustee                           $3,000             $0             $0                  $9,000


*  Indicates an "interested" person.  An interested person has any one of
several close business or family ties to the Fund,    the Fund's adviser,
or an affiliated company of the Fund.

          CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of April 1, 1999, the following parties were the only owners of record owning 5% or more of the shares of the Fund.

        Controlling Party or          Shares           % Owned
   Principal Holder of Securities     Outstanding
            Address

   Rushmore Trust and Savings, FSB    32,363,806.07     5.617%
   Trust Department
   4922 Fairmont Avenue
   Bethesda, Maryland  20814


As of the date of this Statement of Additional Information, the Officers and Trustees of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.


                INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser
Money Management Associates (the "Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund's inception on February 14, 1975. Daniel L. O'Connor, the Fund's Chairman, President, Treasurer and Trustee, is the sole general partner of the Adviser and, as such, exercises control of the Adviser. The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. For its services, the Adviser receives a fee at an annual rate based on the size of the Fund's net assets as follows:

    0.50% of the first $500 million;
    0.45% of the next $250 million;
    0.40% of the next $250 million; and
    0.35% of the net assets over $1 billion.

In dollars, the Fund paid advisory fees to the Adviser of approximately $2,761,086, $2,824,552, and $2,823,002, for the fiscal years ended December 31, 1998, 1997, and 1996, respectively.

The Adviser also advises: the Rushmore U.S. Government Bond Portfolio, a no-load mutual fund established in 1985 that principally invests in U.S. Government Securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association. As of December 31, 1998, total assets under the Adviser's management were approximately $900 million.

Fund expenses which are paid by the Adviser include, but are not limited to: the expenses of shareholders and trustees meetings, the cost of office space, and the preparation, filing, printing and distribution of the Fund's Prospectus and Statement of Additional Information. Additionally, the Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

The Adviser will reimburse the Fund for expenses (including management fee but excluding interest and extraordinary legal expenses) which exceed one percent of the average daily net assets per annum.

Administrator
Under an Administrative Services Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with RTS, which has been approved by the Board of Trustees, RTS receives an annual fee of 0.25% of the average daily net assets of the Fund for the services it provides. For the fiscal years ended August 31, 1998, 1997, and 1996, the Fund paid the following administrative services fees to the RTS: $1,395,051, $1,430,307, and $1,429,445, respectively.

As the Administrator, RTS is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser. Specifically, RTS pays costs of registration of the Fund's shares with the Securities and Exchanges commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

Other Servicer
Under an agreement between the Adviser and Rushmore Services, Inc. ("RSI"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of the Adviser, certain administrative services provided to the Fund by the adviser, such as prospectus preparation, are provided by RSI.

Custodian and Independent Public Accountant
RTS is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP,
University Square, 117 Campus Drive, Princeton, New Jersey 08540, are responsible for auditing the annual financial statements of the Fund.

Brokerage Allocation and Other Practices
The Fund's portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

                           DRAFT REDEMPTIONS

Redemptions by check or wire transfer are discussed in the Fund's Prospectus. Investors may also elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution. Upon the Fund's receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Fund's account and are paid through Rushmore Trust and Savings, FSB. The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks. These draft checks cannot be certified, nor can these checks be negotiated for cash at Rushmore Trust and Savings, FSB. There will be a $10 charge for each stop payment request on the draft checks. Investors will be subject to the same rules and regulations that Rushmore Trust and Savings, FSB applies to checking accounts. Investors' accounts may not be closed by draft check.

                         TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.


                    CALCULATION OF PERFORMANCE DATA

CALCULATION OF YIELD QUOTATIONS

    7-Day Yield Quotation
    The Fund's annualized current yield, as may be quoted in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes, the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    7-Day Effective Yield Quotation
    The Fund also may communicate its annualized effective yield in advertisements and other communications to shareholders and potential investors. An effective yield quotation is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

CALCULATION OF ANNUAL TOTAL RETURN QUOTATIONS

Fund performance may also be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                 n
          P (1+T)  = ERV

Where:    P =    a hypothetical initial payment of $1,000.
          T =    average annual total return.
          n =    number of years.
          ERV =  ending redeemable value of a hypothetical $1,000
                 payment made at the beginning of the 1-, 5-, or
                10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the Fund's net asset value (normally $1.00). Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended August 31, 1998, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 343-3355 or (301) 657-1500.

                     Fund for Government Investors

                         FINANCIAL STATEMENTS

                FUND FOR             [LOGO]
                              GOVERNMENT INVESTORS

                              A MONEY MARKET FUND

                                 ANNUAL REPORT
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                January 21, 1999

Dear Shareholders:

    Fund for Government Investors ended the year with net assets of $571.7 million on December 31, 1998. Net investment income averaged 4.26% of net assets for the year, down from 4.40% for the year ended December 31, 1997. The average maturity for the Fund at year-end was 37 days.

    The economy continued to move ahead in 1998, with little inflation, and interest rates proceeded to move lower throughout the year. Troubles in various foreign economies, such as Asia, Brazil and Russia served as a catalyst for the volatility of financial markets as investors began to turn their backs on riskier, more volatile investments, and head for the safety and liquidity of U.S. Treasuries. The yield on the benchmark 30-year Treasury dropped to as low as 4.71% in October, and finished the year yielding 5.08%, a decline of over 80 basis points for the year. The yield on three-month Treasury Bills also dropped significantly, spurred on by a 75 basis point cut in the overnight Federal Funds rate initiated by the Federal Reserve during a seven-week period from September to November. The Fed Funds rate is currently at 4.75% and three-month T-Bills ended the year yielding roughly 4.52%. The intervention of the Federal Reserve on monetary policy served to stabilize the financial markets, and provide confidence to investors to take on more risks.

    The U.S. economy should move ahead with little inflation as global financial troubles continue to act as a drag on our domestic economy. Low inflation will maintain an environment of low interest rates, especially in Treasuries as they provide the safety and liquidity that investors look for in times of turmoil in the financial markets that we have seen in the past year. Treasuries will also be aided by a continued budget surplus as the Treasury will have less need to borrow, lowering the supply of debt issued. We expect that the Federal Reserve is through easing monetary policy for the near future, as not to put unnecessary stimulus into an economy that appears to have alleviated the deflationary pressures that surfaced in the fourth quarter of 1998. The Federal Reserve maintained their neutral stance on monetary policy at their last meeting in December, and we expect them to continue a wait and see approach for at least the first quarter of 1999 as reports on the status of economy take shape.

    Fund for Government Investors continues its philosophy of conservative investing with safety of assets our primary concern. And as always, we thank you for your continued support and look forward to serving you in 1999.

/s/ Daniel L. O'Connor                    /s/ Richard J. Garvey
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

   4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees

of Fund for Government Investors:

    We have audited the statement of net assets of Fund for Government Investors (the Fund) as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

           [LOGO]

Princeton, New Jersey

January 27, 1999

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF NET ASSETS

                               December 31, 1998

                                                                                ANNUALIZED
             PAYABLE AT                        MATURITY                       YIELD ON DATE                      VALUE
              MATURITY                           DATE                          OF PURCHASE                      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS -- 98.8% OF NET ASSETS

            $ 75,000,000   ..............    January 7, 1999  ..............   4.22 - 4.27%   ..............  $ 74,948,229
              50,000,000   ..............   January 14, 1999  ..............       3.97       ..............    49,929,944
             142,390,000   ..............   January 21, 1999  ..............   3.89 - 4.67    ..............   142,053,780
              25,000,000   ..............   January 28, 1999  ..............       4.16       ..............    24,923,875
              25,000,000   ..............   February 4, 1999  ..............       4.49       ..............    24,896,583
              75,000,000   ..............  February 11, 1999  ..............       4.58       ..............    74,618,614
              50,000,000   ..............  February 25, 1999  ..............       4.49       ..............    49,665,417
              25,000,000   ..............      March 4, 1999  ..............       4.54       ..............    24,809,264
              50,000,000   ..............     March 11, 1999  ..............   4.42 - 4.43    ..............    49,586,240
              25,000,000   ..............     March 18, 1999  ..............       4.46       ..............    24,770,153
              25,000,000   ..............      April 1, 1999  ..............       4.64       ..............    24,717,500
                                                                                                              ------------

                                           Total Investments (Cost $564,919,599*)                              564,919,599

                                           Other Assets less Liabilities -- 1.2%                                 6,822,465
                                                                                                              ------------

                                           Net Assets -- 100.0%                                               $571,742,064
                                                                                                              ------------
                                                                                                              ------------

                                           Net Asset Value Per Share
                                           (Based on 571,742,064 Shares Outstanding)
                                                                                                                     $1.00
                                                                                                              ------------
                                                                                                              ------------

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 37 Days

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

INVESTMENT INCOME (Note 1)....................................................................  $27,919,574

EXPENSES
  Investment Advisory Fee (Note 2)................................................  $2,761,086
  Administrative Fee (Note 2).....................................................   1,395,051    4,156,137
                                                                                    ----------  -----------

NET INVESTMENT INCOME.........................................................................  $23,763,437
                                                                                                -----------
                                                                                                -----------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                For the Years Ended December 31,
                                              -------------------------------------
                                                    1998                1997
                                              -----------------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1).......................  $      23,763,437   $      25,173,185
                                              -----------------   -----------------
                                              -----------------   -----------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

    Shares Purchased........................  $   3,647,766,363   $   2,978,762,541
    Dividends Reinvested....................         23,392,188          24,697,986
                                              -----------------   -----------------

    Total...................................      3,671,158,551       3,003,460,527
    Shares Redeemed.........................     (3,671,729,762)     (2,966,472,206)
                                              -----------------   -----------------

    Increase (Decrease) in Net Assets.......           (571,211)         36,988,321

NET ASSETS -- Beginning of Year.............        572,313,275         535,324,954
                                              -----------------   -----------------

NET ASSETS -- End of Year...................  $     571,742,064   $     572,313,275
                                              -----------------   -----------------
                                              -----------------   -----------------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                              FINANCIAL HIGHLIGHTS

                                                    For the Years Ended December 31,
                                          ----------------------------------------------------
                                            1998       1997       1996       1995       1994
                                          --------   --------   --------   --------   --------

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Year................................     $1.00      $1.00      $1.00      $1.00      $1.00
                                          --------   --------   --------   --------   --------
  Income from Investment Operations:
    Net Investment Income...............      0.04       0.04       0.04       0.05       0.03
                                          --------   --------   --------   --------   --------
      Total from Investment
        Operations......................      0.04       0.04       0.04       0.05       0.03
                                          --------   --------   --------   --------   --------
  Distributions to Shareholders:
    From Net Investment Income..........     (0.04)     (0.04)     (0.04)     (0.05)     (0.03)
                                          --------   --------   --------   --------   --------
      Total Distributions to
        Shareholders....................     (0.04)     (0.04)     (0.04)     (0.05)     (0.03)
                                          --------   --------   --------   --------   --------
  Net Increase in Net Asset Value.......      0.00       0.00       0.00       0.00       0.00
                                          --------   --------   --------   --------   --------
  Net Asset Value -- End of Year........     $1.00      $1.00      $1.00      $1.00      $1.00
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------

TOTAL INVESTMENT RETURN.................     4.34%      4.49%      4.50%      5.04%      3.38%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................     0.74%      0.74%      0.74%      0.74%      0.75%
  Net Investment Income.................     4.26%      4.40%      4.41%      4.93%      3.31%

SUPPLEMENTARY DATA:
  Number of Shares Outstanding at End of
    Year with a Net Asset Value of $1
    (000s omitted)......................   571,742    572,313    535,325    577,194    524,154

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

       (b) Investment income is recorded as earned.

       (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of the average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees

of Fund for Government Investors:

We have audited the statement of net assets of Fund for Government Investors (the "Fund") as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey
January 27, 1999

                                               FUND FOR GOVERNMENT INVESTORS

                                                       ANNUAL REPORT
                                                     DECEMBER 31, 1998

                                PART C

                                PART C
                           OTHER INFORMATION

                     Fund for Government Investors



ITEM 23.  Exhibits

(a)(1)  Declaration of Trust. 4/
(b)     Bylaws of Registrant. 4/
(c)     Voting Trust Agreement. 2/
(d)     Management Contract between Registrant and Money Management
        Associates. 4/
(e)     Underwriting Contracts. 2/
(f)     Bonus or Profit Sharing Contracts. 2/
(g)     Custody Agreement between Registrant and Rushmore Trust and
        Savings, FSB. 4/
(h)(1) Administrative Services Agreement between Registrant and Rushmore Trust and Savings, FSB. 4/
(h)(2) Agreement between Money Management Associates and Rushmore Services, Inc. as amended. 3/
(i) Opinion of Barham, Radigan, Suiters & Brown, P.C., regarding the legality of securities being registered. 4/
(j) Consent of Deloitte & Touche LLP, independent public accountants for the Registrant. 1/
(k)     Omitted Financial Statements. 2/
(l)     Initial Capital Agreements. 2/
(m)     Rule 12b-1 Plan. 2/
(n)     Financial Data Schedule for the Registrant. 1/
(o)     Rule 18f-3 Plan. 2/
(p)     Powers of Attorney. 4/


1/   Filed herewith.

2/   None.

3/   Incorporated by reference to the Registrant's Registration
     Statement on Form N-1A, previously filed with the Securities and Exchange Commission on January 28, 1999 (Registration Nos. 2-52552 and 811-2539).

4/  Incorporated by reference to the Registrant's Registration
    Statement on Form N-1A, previously filed with the Securities and Exchange Commission on June 3, 1996 (Registration Nos. 2-52552 and 811-2539).

ITEM 24.  Persons Controlled By or Under Common Control with the Fund

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Fund, a Delaware business trust:

                                                                           Percentage of Voting Securities
                                                                           Owned and/or Controlled by the
                                     State of Organization and             Controlling Persons or
     Company                         Relationship (if any) to the Fund     Other Basis of Common Control
Money Management Associates          a District of Columbia limited        Daniel L. O'Connor holds 100%
 ("MMA" or the "Adviser")            partnership, registered transfer      of the voting authority in MMA
                                     agent and registered investment       in Daniel L. O'Connor's
                                     adviser to four investment            capacity as the sole general
                                     companies, including the Fund         partner of MMA.

Rushmore Trust and Savings, FSB      a Maryland corporation, and a         72.2% of the voting securities
("RTS" or the "Administrator")       registered transfer agent, which      of RTS is held by MMA, and
                                     provides transfer agency, dividend    27.6% of the voting securities
                                     disbursing, and shareholder           of RTS is held by Daniel L.
                                     services to the Fund, and serves      O'Connor, the sole general
                                     as the Fund's custodian               partner of MMA.


                                                                           Percentage of Voting Securities
                                                                           Owned and/or Controlled by the
                                     State of Organization and             Controlling Persons or
       Company                       Relationship (if any) to the Fund     Other Basis of Common Control

Rushmore Services, Inc. ("RSI")      a Maryland Corporation which          100% of the voting securities
                                     provides certain services to the      of RSI is owned by MMA.
                                     Fund

The Rushmore Fund, Inc.              a Maryland corporation, and a
                                     registered investment company,
                                     which is advised by MMA

Fund for Tax-Free Investors, Inc.    a Maryland corporation, and a
                                     registered investment company,
                                     which is advised by MMA

American Gas Index Fund, Inc.        a Maryland corporation, and a
                                     registered investment company,
                                     which is advised by MMA

Cappiello-Rushmore Trust             a Delaware business trust, and a
                                     registered investment company, of
                                     which MMA is the administrator


ITEM 25.  Indemnification

  The Fund's Declaration of Trust provides that officers and Trustees shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or Trustees of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

     (a) no Trustee or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

     (b) officers and Trustees are only indemnified for actions taken
         in good faith which they believed were in or not   opposed to
         the best interests of the Fund;

     (c) expenses of any suit or proceeding will be paid in advance
         only if the persons who will benefit by such    advance
         undertake to repay the expenses unless it is subsequently
         determined that they are entitled to   indemnification.

  The Declaration provides that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the Trustees who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested Trustees, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

  In connection with the approval of indemnification to officers and Trustees, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Trustees unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of the Investment Adviser

  Money Management Associates ("MMA"), 100 Lakeshore Drive, Suite 1555North Palm Beach, FL 33408, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and two limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Limited partners Martin M. O'Connor and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814.
  MMA also serves as the investment adviser to The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 27.  Principal Underwriters

  Not applicable

ITEM 28.  Location of Accounts and Records

  The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 29.  Management Services

  Not Applicable

ITEM 30.  Undertakings

  None.

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 14th day of April, 1999.

               Fund for Government Investors

               By:

               /s/ Daniel L. O'Connor*
               Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                     Date


/s/ Daniel L. O'Connor*     Chairman of the Board,    April 14, 1999
Daniel L. O'Connor          President
                            Treasurer, Trustee

/s/ Richard J. Garvey*      Trustee                   April 14, 1999
Richard J. Garvey

/s/ Jeffrey R. Ellis*       Trustee                   April 14, 1999
Jeffrey R. Ellis

/s/ Bruce C. Ellis*         Trustee                   April 14, 1999
Bruce C. Ellis

/s/ Michael D. Lange*       Trustee                   April 14, 1999
Michael D. Lange

/s/ Patrick F. Noonan*      Trustee                   April 14, 1999
Patrick F. Noonan

/s/ Leo Seybold*            Trustee                   April 14, 1999
Leo Seybold


* Stephenie E. Adams, attorney in fact